UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 18, 2004

                             TUPPERWARE CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                          1-11657                     36-4062333
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

     P.O. Box 2353, Orlando Florida                                 32802
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (407) 826-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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Item 9.01       Exhibits

Exhibit 99.1 Press Release of Tupperware Corporation, dated October 18, 2004. Tupperware Reports Third Quarter EPS of 22 Cents Including a
                79 Percent Improvement in Profit from Segments

Item 2.02       Results of Operations and Financial Condition

This information set forth under "Item 2.02 Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 18, 2004, Tupperware Corporation issued an earnings release. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Orlando, Florida                                      TUPPERWARE CORPORATION
October 18, 2004                                            (Registrant)

                                                      By: /s/ Thomas M. Roehlk
                                                          ----------------------
                                                          Thomas M. Roehlk
                                                          Senior Vice President,
                                                          General Counsel and
                                                          Secretary

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1 Press Release of Tupperware Corporation, dated October 18, 2004. Tupperware Reports Third Quarter EPS of 22 Cents Including a 79 Percent Improvement in Profit from Segments